寿光市羊口镇人民政府信笺

通　知

寿光市裕鑫化工有限公司:

为全面提高化工产业发展水平，有效遏制安全生产与环境污染事故，保证我镇居民的生活环境，根据中央环保督查精神，结合市环保、安监、消防等部门的意见，现决定将我镇符合继续生产的化工企业集中搬迁到渤海海洋精细化工园区，不符合安全环保要求的化工企业一律关闭。

你公司的生产厂区位于清河采油厂第二生活区，对周边居民的生活带来了一定的影响，属于搬迁企业的范围。现要求你公司原生产厂区内不得再从事任何生产活动，待搬迁至化工园区后经环保、安监、消防等部门验收合格后方可正常生产。

请你单位自接到本通知之日起抓紧制定搬迁计划，按照通知要求尽快完成搬迁任务。

寿光市羊口镇人民政府

2017 年 11 月 24 日